                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 24, 1997


                           MIDCOM Communications Inc.
             (Exact name of registrant as specified in its charter)


                                   Washington
         (State or other jurisdiction of incorporation or organization)


         000-26118                                     91-1438806
         ---------                                     ----------
 (Commission File Number)                  (I.R.S Employer Identification No.)


                   1111 Third Avenue Seattle, Washington 98101
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (206) 628-8000
                                 --------------
              (Registrant's telephone number, including area code)


                               Page 1 of 3 pages.
                            Exhibit Index at page 3.

Item 5.  Other Events

         On June 24, 1997 MIDCOM Communications Inc. (the "Company") issued a press release disclosing that it has received notification from NASDAQ that a hearing has been scheduled to determine whether the Company's common stock will continue to be listed on the NASDAQ National Market. The text of that press release is included with this report as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1     Press release dated June 24, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDCOM COMMUNICATIONS INC.


         Dated: June 24, 1997            By: /s/ Steven P. Goldman
                                            ---------------------
                                            Steven P. Goldman
                                            Vice President and General Counsel

                           MIDCOM COMMUNICATIONS INC.

                                  EXHIBIT INDEX
                          to Interim Report on Form 8-K



         99.1     Press release dated June 24, 1997.


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